                                                                    Exhibit 99.2

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-7

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[287,788,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-7

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                               OCTOBER [25], 2006

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-7

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

Deal           OWNIT 2006-7
Account        Deerfield
ML
Coverage
Completed
Completed by
Comments:
Bond

                                 SCENARIO                           1                        2                        3
-----------------------------------------                -----------------------  -----------------------  -----------------------
                                                PRICING        100% pricing            100% pricing             100% pricing
                                    SPEED                    Forward + 100 bps       Forward + 100 bps        Forward + 100 bps
                                    RATES                          Fail                    Fail                      Fail
                                 TRIGGERS                      To Maturity             To Maturity               To Maturity
                             CLEANUP CALL                     100% Advance             100% Advance              100% Advance
                      DEFAULT P&I ADVANCE                          35%                      45%                      55%
                         DEFAULT SEVERITY        Months         12 months                12 months                12 months
                     DEFAULT RECOVERY LAG                    Current Balance         Current Balance           Current Balance
                          DEFAULT BALANCE     Capped at         Capped at                Capped at                Capped at
                          CPR = CDR + CRR        prepay            prepay                  prepay                   prepay
                                CPR = CRR  PSA standard        PSA standard            PSA standard              PSA standard
-----------------------------------------  ------------  -----------------------  -----------------------  -----------------------
         RATINGS   INITIAL  SUBORDINATION
                     BOND     *INCLUDES
CLASS   SP/MOODYS    SIZE    OC TARGET
-----  ----------  -------  -------------
A        AAA/AAA    76.95       23.05
M1       AA+/AA1     3.85       19.20      CDR
                                           CummLosses
M2      AA+ /AA2     3.50       15.70      CDR
                                           CummLosses
M3      AA+ /AA3     2.10       13.60      CDR
                                           CummLosses
M4       AA /A1      1.80       11.80      CDR
                                           CummLosses
M5       AA- /A2     1.80       10.00      CDR                             19.07                    14.06                 11.13
                                           CummLosses    101,598,602.28 (14.82%)  105,130,387.55 (15.34%)  107,529,850.16 (15.69%)
M6       A+ /A3      1.70        8.30      CDR
                                           CummLosses
B1       A /BAA1     1.60        6.70      CDR
                                           CummLosses
B2      A- /BAA2     1.50        5.20      CDR
                                           CummLosses
B3     BBB+ /BAA3    1.00        4.20      CDR
                                           CummLosses
                                 4.20
OC                   4.20        4.20                                         --                       --                       --